Registration No. 33-12
                                                               File No. 811-4401
                                                                     Rule 497(e)
                             NORTH TRACK FUNDS, INC.

                                CASH RESERVE FUND

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                          SUPPLEMENT DATED JUNE 1, 2005
                                       TO
                         PROSPECTUS DATED MARCH 1, 2005


Reorganization of the Investment Adviser
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         On June 1, 2005, B.C. Ziegler and Company, investment adviser to each of the mutual fund series of North Track Funds, Inc. ("North Track"), including the Cash Reserve Fund (the "Fund"), transferred its asset management and investment advisory business, as well as its rights and obligations under its investment advisory agreement with the Fund, to Ziegler Capital Management, LLC, a Wisconsin limited liability company. The Board of Directors of North Track has approved the transfer of the Fund's advisory agreement. Ziegler Capital Management, LLC thus replaces B.C. Ziegler and Company as investment adviser to the Fund. Ziegler Capital Management, LLC, like B.C. Ziegler and Company, is wholly owned by The Ziegler Companies, Inc. and is located at 250 East Wisconsin Avenue, Milwaukee, Wisconsin. The transaction did not result in any change of actual control or management of the adviser and will not change the nature of investment advisory services provided to the Fund or the portfolio managers of the Fund.